SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 16, 2002
                Date of Report (Date of earliest event reported):




                         WORLDPORT COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)





                                    DELAWARE
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                 (State or other jurisdiction of incorporation)





          000-25015                                   84-1127336
-------------------------------         ---------------------------------------
 (Commission File Number)                (I.R.S. Employer Identification Number)



975 WEILAND ROAD, SUITE 160, BUFFALO GROVE, ILLINOIS            60089
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(Address of principal executive offices)                     (Zip Code)




                                 (847) 299-8200
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              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          (a) On August 16, 2002, WorldPort Communications, Inc. (the "Company"), dismissed Arthur Anderson LLP ("Arthur Andersen") and appointed Deloitte & Touche LLP as the Company's independent accountants. The dismissal of Arthur Andersen was approved by the Company's Board of Directors.

          (b) Arthur Andersen was notified of their dismissal on August 16, 2002.

          (c) The reports of Arthur Andersen on the Company's financial statements for the two years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          (d) In connection with the audits of the Company's financial statements for each of the two years ended December 31, 2001 and 2000, and through August 16, 2002, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused the firm to make reference to the matter in their reports.

          (e) The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. Arthur Andersen has informed the Company that it no longer issues such letters.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements and information:

               None

          (b)  Exhibits:

               None
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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WORLDPORT COMMUNICATIONS, INC.


                                     By:    /s/ Kathleen A. Cote
                                        ----------------------------------------
                                                  Kathleen A. Cote
                                                  Chief Executive Officer


Dated:  August 16, 2002


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